SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 19, 1996
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                         MICROTECH MEDICAL SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Colorado                   2-94117-D                  84-0867911
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(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)              File Number)             Identification No.)


Holly Sugar Building, Suite 330,
2 N. Cascade Avenue, Colorado Springs, CO                                80903
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including Area Code:        (719) 520-1800
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)


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                                EXPLANATORY NOTE

         This Form 8-K/A constitutes Amendment No. 2 to the Form 8-K filed with the Securities and Exchange Commission on August 27, 1996. This Form 8-K/A is being filed for the purpose of amending and restating Item 4 of the Form 8-K and filing a new Exhibit 16.1, which Exhibit supersedes the previously filed Exhibit 16.1.


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 19, 1996, Hein + Associates LLP resigned as the independent auditors of the Registrant. The Audit Committee of the Board of Directors established at its meeting held on August 15, 1996 has instituted a search for new auditors for the Registrant and intends to recommend new independent auditors to the Board of Directors at its meeting to be held on or about September 18, 1996.

         The independent auditor's reports for the fiscal years ending December 31, 1994 and 1995 contain no adverse opinion, disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and any subsequent interim periods through the date of Hein + Associates LLP's resignation, there were no disagreements between the Registrant and Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Registrant believes that the change of independent auditors will ultimately result in lower expenditures for its auditing and accounting needs.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

           None.

         (b)      Pro Forma Financial Information.

           None.

         (c)      Exhibits.

EXHIBIT NO. 16.1 Letter re change in Certifying Accountant


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 1996                         MICROTECH MEDICAL SYSTEMS, INC.


                                                 By: /s/ J. Royce Renfrow
                                                    ----------------------------
                                                      J. Royce Renfrow
                                                      General Counsel and
                                                      Corporate Secretary



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                                  EXHIBIT INDEX

Exhibit No.            Description                                      Page No.
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16.1                   Letter re change in Certifying Accountant           6

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